EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MAIR Holdings, Inc. and subsidiaries (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2004	By:	/s/ Paul F. Foley
Paul F. Foley
President and Chief Executive Officer

Dated: February 17, 2004	By:	/s/ Robert E. Weil
Robert E. Weil
Vice President, Chief Financial Officer and Treasurer

A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.